Note 19 - Subsequent Events	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Subsequent Events [Text Block]
19.	Subsequent Events

a)

On January 31, 2024, Tender Soul Shipping Ltd., one of the Company’s subsidiaries, entered into a sale and lease back transaction for the newbuild vessel, M/V “Tender Soul”, that had agreed to build which was consummated upon its delivery on February 6, 2024, whereby it was sold to a third party and immediately leased back to the Company under a bareboat charter for seven years with a purchase obligation at the end of the bareboat period and with purchase options at predetermined dates and prices during the period of the bareboat charter. The proceeds from the transaction, $27.0 million, were used to finance the delivery installment of the relevant vessel. Due to the existence of a purchase obligation (at the end of the seventh year) and purchase options (at predetermined amounts from the second to the seventh year),the transaction will be treated as a failed sale and will be accounted for as a financing arrangement.

b)

On March 27, 2024, the Company entered into a memorandum of agreement in order to sell M/V “EM Astoria”, a 2004 built, 2,788 TEU container carrier, for further trading. The total net price of the sale was $10,000,000. The delivery of the vessel will be completed between May 1, 2024 and June 30, 2024. The Company is expecting to recognise a gain upon the sale of the vessel of approximately $6.0 million.

c)

On  April 18, 2024, the Company signed a loan agreement with a major commercial banking institution for a loan up to the lesser of $22.0 million and 55% of the vessel’s market value for the financing part of the construction cost of M/V “Leonidas Z” (ex. 4237). The drawdown of $22.0 million took place on  April 19 2024. The loan is payable in twenty consecutive quarterly instalments in the amount of $300,000, with a $16,000,000 balloon payment to be made with the last installment. The interest rate margin is 2.10% over SOFR. The loan is secured with (i) first priority mortgage over M/V "Leonidas Z" (Hull No. 4237), (ii) first assignment of earnings and insurance of M/V "Leonidas Z" and (iii) other covenants and guarantees similar to the remaining loans of the Company.

d)

On April 22, 2024, the Company entered into a committed term sheet with a major commercial banking institution, for a loan amount of up to $45.0 million. The facility is expected to finance part of the construction of the newbuilding vessels “Monica” (ex. H4248) and “Stephania K” (ex. H4249). The drawdown will be performed close to the delivery of the vessels from the shipyard within the second quarter of 2024. The loan is payable in forty consecutive quarterly instalments, in the amount of $562,500, with a $22,500,000 balloon payment to be made with the last installment. The interest rate margin is 1.95% over SOFR.

e)	On April 25, 2024, the Company took delivery of the newbuilding vessel “Leonidas Z” (ex. H4237).